EXHIBIT 99.1
MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING THE SALE OF HEART HOSPTIAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Twelve Months Ended September 30, 2010
		Reclassification of
		MedCath Partners
	Company Historical	as a Discontinued	Company Recast	Sale of	Sale of AHH	Company
	(1)	Operation (2)	(3)	HHNM (4)	(5)	Pro Forma

Net revenue	$376,926	$(11,440)	$365,486	$(81,232)	$(117,843)	$166,411
Operating expenses:
Personnel expense	128,663	(3,606)	125,057	(22,032)	(36,291)	66,734
Medical supplies expense	91,931	(461)	91,470	(21,213)	(36,847)	33,410
Bad debt expense	40,620	(22)	40,598	(5,438)	(11,355)	23,805
Other operating expenses	91,635	(4,950)	86,685	(17,166)	(16,060)	53,459
Pre-opening expenses	866	—	866	—	—	866
Depreciation	23,675	(3,186)	20,489	(2,934)	(5,334)	12,221
Amortization	32	—	32	(32)	—	—
Impairment of long-lived assets and goodwill	66,822	(800)	66,022	—	—	66,022
Loss (gain) on disposal of property, equipment and other assets	(36)	49	13	(43)	(24)	(54)

Total operating expenses	444,208	(12,976)	431,232	(68,858)	(105,911)	256,463

Income (loss) from operations	(67,282)	1,536	(65,746)	(12,374)	(11,932)	(90,052)
Other income (expenses):				—	—
Interest expense	(4,278)	18	(4,260)	311	14	(3,935)
Interest and other income, net	82	112	194	(66)	(41)	87
Loss on note receivable	(1,507)	—	(1,507)	—	—	(1,507)
Equity in net earnings of unconsolidated affiliates	7,267	(1,908)	5,359	—	—	5,359

Total other income (expense), net	1,564	(1,778)	(214)	245	(27)	4

Loss from continuing operations before income taxes	(65,718)	(242)	(65,960)	(12,129)	(11,959)	(90,048)
Income tax (expense) benefit	(26,178)	(93)	(26,271)	(3,687)	(3,347)	(33,305)

Loss from continuing operations	(39,540)	(149)	(39,689)	(8,442)	(8,612)	(56,743)
Less: income (loss) attributable to noncontrolling interest	(12,389)	—	(12,389)	2,530	3,245	(6,614)

Loss attributable to MedCath Corporation	$(51,929)	$(149)	$(52,078)	$(5,912)	$(5,367)	$(63,357)

				$—	$—
(Loss) Income from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(50,485)	$(149)	$(50,634)	$(5,912)	$(5,367)	$(61,913)

Loss per share, basic	$(2.55)	$(0.01)	$(2.55)	$(0.30)	$(0.27)	$(3.12)
Loss per share, diluted	$(2.55)	$(0.01)	$(2.55)	$(0.30)	$(0.27)	$(3.12)

Weighted average number of shares, basic	19,842	19,842	19,842	19,842	19,842	19,842
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—

Weighted average number of shares, diluted	19,842	19,842	19,842	19,842	19,842	19,842

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.

MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING HEART HOSPTIAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Twelve Months Ended September 30, 2009
		Reclassification of
		MedCath Partners
	Company	as a Discontinued	Company Recast	Sale of	Sale of AHH	Company
	Historical (1)	Operation (2)	(3)	HHNM (4)	(5)	Pro Forma

Net revenue	$343,849	$(16,645)	$327,204	$(75,425)	$(117,650)	$134,129
Operating expenses:
Personnel expense	114,893	(6,187)	108,706	(21,295)	(36,346)	51,065
Medical supplies expense	84,366	(794)	83,572	(19,576)	(34,860)	29,136
Bad debt expense	33,177	(25)	33,152	(5,303)	(13,058)	14,791
Other operating expenses	77,000	(6,435)	70,565	(17,366)	(15,470)	37,729
Pre-opening expenses	3,563	—	3,563	—	—	3,563
Depreciation	19,299	(3,849)	15,450	(2,824)	(5,150)	7,476
Amortization	891	(859)	32	(32)	—	—
Impairment of long-lived assets and goodwill	42,000	—	42,000	(14,000)	(11,000)	17,000
Loss (gain) on disposal of property, equipment and other assets	93	32	125	(91)	4	38

Total operating expenses	375,282	(18,117)	357,165	(80,487)	(115,880)	160,798

Income (loss) from operations	(31,433)	1,472	(29,961)	5,062	(1,770)	(26,669)
Other income (expenses):	—	—		—	—
Interest expense	(3,184)	13	(3,171)	117	1	(3,053)
Interest and other income, net	214	(5)	209	(21)	(11)	177
Loss on early extinguishment of debt	(6,702)	—	(6,702)	—	—	(6,702)
Equity in net earnings of unconsolidated affiliates	9,057	(3,785)	5,272	—	—	5,272

Total other income (expense), net	(615)	(3,777)	(4,392)	96	(10)	(4,306)

Loss from before income taxes	(32,048)	(2,305)	(34,353)	5,158	(1,780)	(30,975)
Income tax benefit	(169)	(877)	(1,046)	(2,746)	(3,602)	(7,394)

Loss from continuing operations	(31,879)	(1,428)	(33,307)	7,904	1,822	(23,581)
Less: Net income attributable to noncontrolling interest	(17,527)	21	(17,506)	1,694	3,401	(12,411)

Loss income attributable to MedCath Corporation	$(49,406)	$(1,407)	$(50,813)	$9,598	$5,223	$(35,992)

Loss Income from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(41,252)	$(1,407)	$(42,659)	$9,598	$5,223	$(27,838)

Loss per share, basic	$(2.09)	$(0.07)	$(2.17)	$0.49	$0.27	$(1.41)
Loss per share, diluted	$(2.09)	$(0.07)	$(2.17)	$0.49	$0.27	$(1.41)

Weighted average number of shares, basic	19,684	19,684	19,684	19,684	19,684	19,684
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—

Weighted average number of shares, diluted	19,684	19,684	19,684	19,684	19,684	19,684

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.

MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING SALE OF HEART HOSPITAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Three Months Ended March 31, 2011
		Reclassification
		of MedCath
		Partners as a
	Company	Discontinued	Company Recast	Sale of	Sale of	Company
	Historical (1)	Operation (2)	(3)	HHNM (4)	AHH (5)	Pro Forma

Net revenue	$97,163	$(2,057)	$95,106	$(18,991)	$(32,216)	$43,899
Operating expenses:
Personnel expense	33,859	(642)	33,217	(5,510)	(9,397)	18,310
Medical supplies expense	23,189	(33)	23,156	(4,986)	(9,523)	8,647
Bad debt expense	10,006	(1)	10,005	(1,071)	(2,961)	5,973
Other operating expenses	22,843	(569)	22,274	(4,260)	(3,729)	14,285
Depreciation	4,630	(562)	4,068	(794)	(1,120)	2,154
Amortization	—	—	—	(8)	—	(8)
Impairment of long-lived assets and goodwill	19,548	—	19,548	—	—	19,548
Loss (gain) on disposal of property, equipment and other assets	178	5	183	(6)	—	177

Total operating expenses	114,253	(1,802)	112,451	(16,635)	(26,730)	69,086

Loss from operations	(17,090)	(255)	(17,345)	(2,356)	(5,486)	(25,187)
Other income (expenses):				—	—
Interest expense	(997)	15	(982)	90	3	(889)
Interest and other income, net	50	—	50	(8)	—	42
Gain on sale of unconsolidated affiliates	179	—	179	—	—	179
Equity in net earnings of unconsolidated affiliates	1,258	(213)	1,045	—	—	1,045

Total other income (expense), net	490	(198)	292	82	3	377

Loss from continuing operations before income taxes	(16,600)	(453)	(17,053)	(2,274)	(5,483)	(24,810)
Income tax benefit	(7,695)	(185)	(7,880)	(692)	(1,508)	(10,080)

Loss from continuing operations	(8,905)	(268)	(9,173)	(1,582)	(3,975)	(14,730)
Less: Net income attributable to noncontrolling interest	(3,189)	(29)	(3,218)	473	1,558	(1,187)

Loss attributable to MedCath Corporation	$(12,094)	$(297)	$(12,391)	$(1,109)	$(2,417)	$(15,917)

Loss from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(12,341)	$(297)	$(12,638)	$(1,109)	$(2,417)	$(16,164)

Loss per share, basic	$(0.61)	$(0.01)	$(0.63)	$(0.05)	$(0.12)	$(0.80)
Loss per share, diluted	$(0.61)	$(0.01)	$(0.63)	$(0.05)	$(0.12)	$(0.80)

Weighted average number of shares, basic	20,208	20,208	20,208	20,208	20,208	20,208
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—

Weighted average number of shares, diluted	20,208	20,208	20,208	20,208	20,208	20,208

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.

MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING SALE OF HEART HOSPITAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Three Months Ended March 31, 2010
		Reclassification
		of MedCath
	Company	Partners as a
	Historical	Discontinued	Company	Sale of	Sale of AHH	Company
	(1)	Operation (2)	Recast (3)	HHNM (4)	(5)	Pro Forma
Net revenue	$96,777	$(2,785)	$93,992	$(21,031)	$(29,139)	$43,822
Operating expenses:
Personnel expense	33,150	(951)	32,199	(5,455)	(9,067)	17,677
Medical supplies expense	23,581	(150)	23,431	(5,688)	(8,943)	8,800
Bad debt expense	9,931	(13)	9,918	(1,213)	(2,690)	6,015
Other operating expenses	22,296	(1,151)	21,145	(4,446)	(3,775)	12,924
Pre-opening expenses	—	—	—	—	—	—
Depreciation	6,124	(785)	5,339	(604)	(1,355)	3,380
Impairment of long-lived assets and goodwill	14,700	(114)	14,586	—	—	14,586
Loss (gain) on disposal of property, equipment and other assets	(69)	76	7	(8)	(7)	(8)

Total operating expenses	109,713	(3,088)	106,625	(17,414)	(25,837)	63,374

(Loss) income from operations	(12,936)	303	(12,633)	(3,617)	(3,302)	(19,552)
Other income (expenses):				—	—
Interest expense	(1,054)	—	(1,054)	40	3	(1,011)
Interest and other income, net	15	—	15	(8)	6	13
Gain on sale of unconsolidated affiliates	—	—	—	—	—	—
Loss on note receivable	(1,507)	—	(1,507)	—	—	(1,507)
Equity in net earnings of unconsolidated affiliates	3,092	(1,488)	1,604	—	—	1,604

Total other income (expense), net	546	(1,488)	(942)	32	9	(901)

Loss from continuing operations before income taxes	(12,390)	(1,185)	(13,575)	(3,585)	(3,293)	(20,453)
Income tax benefit	(5,639)	(455)	(6,094)	(1,082)	(919)	(8,095)

Loss from continuing operations	(6,751)	(730)	(7,481)	(2,503)	(2,374)	(12,358)
Less: Net income attributable to noncontrolling interest	(2,524)	(2,663)	(5,187)	769	900	(3,518)

Net (loss) income attributable to MedCath Corporation	$(9,275)	$1,933	$(12,668)	$(1,734)	$(1,474)	$(15,876)

(Loss) Income from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(8,970)	$1,933	$(7,037)	$(1,734)	$(1,474)	$(10,245)

(Loss) Income per share, basic	$(0.45)	$0.10	$(0.35)	$(0.09)	$(0.07)	$(0.52)
(Loss) Income per share, diluted	$(0.45)	$0.10	$(0.35)	$(0.09)	$(0.07)	$(0.52)
Weighted average number of shares, basic	19,829	19,829	19,829	19,829	19,829	19,829
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—

Weighted average number of shares, diluted	19,829	19,829	19,829	19,829	19,829	19,829

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.

MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING SALE OF HEART HOSPITAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Six Months Ended March 31, 2011
		Reclassification
		of MedCath
		Partners as a
	Company	Discontinued	Company Recast	Sale of	Sale of	Company
	Historical (1)	Operation (2)	(3)	HHNM (4)	AHH (5)	Pro Forma
Net revenue	$186,063	$(4,285)	$181,778	$(38,604)	$(60,435)	$82,739
Operating expenses:
Personnel expense	66,313	(1,337)	64,976	(10,763)	(18,158)	36,055
Medical supplies expense	42,411	(56)	42,355	(9,386)	(16,238)	16,731
Bad debt expense	19,715	—	19,715	(2,817)	(5,299)	11,599
Other operating expenses	46,959	(1,402)	45,557	(8,495)	(8,664)	28,398
Depreciation	9,517	(1,170)	8,347	(1,615)	(2,323)	4,409
Amortization	—	—	—	(16)	—	(16)
Impairment of long-lived assets and goodwill	19,548	(209)	19,339	—	—	19,339
Loss (gain) on disposal of property, equipment and other assets	271	(21)	250	(7)	(23)	220

Total operating expenses	204,734	(4,195)	200,539	(33,099)	(50,705)	116,735

Loss from operations	(18,671)	(90)	(18,761)	(5,505)	(9,730)	(33,996)
Other income (expenses):				—	—
Interest expense	(2,079)	—	(2,079)	188	6	(1,885)
Interest and other income, net	539	31	570	(18)	(406)	146
Gain on sale of unconsolidated affiliates	15,570	—	15,570	—	—	15,570
Equity in net earnings of unconsolidated affiliates	1,860	(693)	1,167	—	—	1,167

Total other income (expense), net	15,890	(662)	15,228	170	(400)	14,998

Loss from continuing operations before income taxes	(2,781)	(752)	(3,533)	(5,335)	(10,130)	(18,998)
Income tax benefit	(3,213)	(300)	(3,513)	(1,611)	(2,790)	(7,914)

Income (Loss) from continuing operations	432	(452)	(20)	(3,724)	(7,340)	(11,084)
Less: Net income attributable to noncontrolling interest	(14,615)	(29)	(14,644)	1,142	2,865	(10,637)

Loss attributable to MedCath Corporation	$(14,183)	$(481)	$(14,664)	$(2,582)	$(4,475)	$(21,721)

Loss from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(5,179)	$(481)	$(5,660)	$(2,582)	$(4,475)	$(12,717)

Loss per share, basic	$(0.26)	$(0.02)	$(0.28)	$(0.13)	$(0.22)	$(0.63)
Loss per share, diluted	$(0.26)	$(0.02)	$(0.28)	$(0.13)	$(0.22)	$(0.63)
Weighted average number of shares, basic	20,075	20,075	20,075	20,075	20,075	20,075
Dilutive effect of stock options and restricted stock	6	6	6	6	6	6

Weighted average number of shares, diluted	20,081	20,081	20,081	20,081	20,081	20,081

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.

MEDCATH CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
REFLECTING SALE OF HEART HOSPITAL OF NEW MEXICO & ARKANSAS HEART HOSPITAL
(In thousands, except per share data)

	Six Months Ended March 31, 2010
		Reclassification
		of MedCath
	Company	Partners as a
	Historical	Discontinued	Company	Sale of	Sale of AHH	Company
	(1)	Operation (2)	Recast (3)	HHNM (4)	(5)	Pro Forma
Net revenue	$184,607	$(6,121)	$178,486	$(41,145)	$(54,673)	$82,668
Operating expenses:
Personnel expense	64,786	(1,926)	62,860	(11,062)	(17,912)	33,886
Medical supplies expense	45,688	(309)	45,379	(10,921)	(17,996)	16,462
Bad debt expense	17,437	(23)	17,414	(2,764)	(3,436)	11,214
Other operating expenses	44,640	(2,550)	42,090	(8,701)	(7,753)	25,636
Pre-opening expenses	866	—	866	—	—	866
Depreciation	12,064	(1,681)	10,383	(1,227)	(2,719)	6,437
Impairment of long-lived assets and goodwill	14,700	(114)	14,586	—	—	14,586
Loss (gain) on disposal of property, equipment and other assets	27	4	31	(8)	(24)	(1)

Total operating expenses	200,208	(6,599)	193,609	(34,683)	(49,840)	109,086

(Loss) income from operations	(15,601)	478	(15,123)	(6,462)	(4,833)	(26,418)
Other income (expenses):				—	—
Interest expense	(1,999)	1	(1,998)	99	7	(1,892)
Interest and other income, net	85	—	85	(17)	—	68
Gain on sale of unconsolidated affiliates	—	—	—	—	—	—
Loss on not receivable	(1,507)	—	(1,507)	—	—	(1,507)
Equity in net earnings of unconsolidated affiliates	4,608	(2,129)	2,479	—	—	2,479

Total other income (expense), net	1,187	(2,128)	(941)	82	7	(852)

Loss from continuing operations before income taxes	(14,414)	(1,650)	(16,064)	(6,380)	(4,826)	(27,270)
Income tax benefit	(6,976)	(634)	(7,610)	(1,937)	(1,361)	(10,908)

Loss from continuing operations	(7,438)	(1,016)	(8,454)	(4,443)	(3,465)	(16,362)
Less: Net income attributable to noncontrolling interest	(3,064)	(2,663)	(5,727)	1,337	1,283	(3,107)

Loss attributable to MedCath Corporation	$(10,502)	$(3,679)	$(14,181)	$(3,106)	$(2,182)	$(19,469)

Loss from continuing operations attributable to MedCath Corporation common stockholders, net of taxes	$(10,872)	$(3,679)	$(14,551)	$(3,106)	$(2,182)	$(19,839)

Loss per share, basic	$(0.55)	$(0.19)	$(0.74)	$(0.16)	$(0.11)	$(1.00)
Loss per share, diluted	$(0.55)	$(0.19)	$(0.74)	$(0.16)	$(0.11)	$(1.00)
Weighted average number of shares, basic	19,786	19,786	19,786	19,786	19,786	19,786
Dilutive effect of stock options and restricted stock	—	—	—	—	—	—

Weighted average number of shares, diluted	19,786	19,786	19,786	19,786	19,786	19,786

(1)	As reported in the Company’s Form 8-K on May 27, 2011.

(2)
Includes the historical results of MedCath Partners, which was effective May 1, 2011. The reclassification does not include the proforma effects of the net gain related to the sale as it would be reported in discontinued operations.

(3)	Represents the Company’s historical financial statements recast to exclude the historical operations of MedCath Partners.

(4)	Impact of the August 1, 2011 sale of Heart Hospital of New Mexico as though the sale occurred at the beginning of the reporting period.

(5)	Impact of the August 1, 2011 sale of Arkansas Heart Hospital as though the sale occurred at the beginning of the reporting period.